EXHIBIT 99.1

Hemisphere Media Group Provides Update Related to COVID-19 Impact

- Withdraws Fiscal 2020 Guidance -

MIAMI, March 30, 2020 /PRNewswire/ -- Hemisphere Media Group, Inc. (NASDAQ: HMTV) (“Hemisphere” or the “Company”), today provided a business update related to the impact of COVID-19.
Alan J. Sokol, President and CEO of Hemisphere Media Group, Inc., stated. “We are facing an unprecedented global health crisis and our priority remains ensuring the health and safety of our employees, as well as safeguarding the long-term health and viability of our business. We have in place business continuity plans, a solid balance sheet and sufficient liquidity to manage through this period of uncertainty.  We have also taken measures to reduce discretionary spending and other costs.
“Importantly, our strong relationships with both our distribution partners and viewers are based on our ability to provide unique and important news, information, and entertainment content to Spanish-speaking audiences both in the U.S and Latin America. Our viewership has increased across all of our channels, with significant growth in news and informational programming. We take our role during this time very seriously and are focused on ensuring that our viewers are receiving the information they need, when they need it.
“The ultimate impact on our business from the COVID-19 pandemic is unclear, especially as it relates to the advertising market. Therefore, we believe that it is prudent to withdraw our previously provided fiscal 2020 guidance at this time.”

Forward-Looking Statements
Statements in this press release and oral statements made from time to time by representatives of Hemisphere may contain certain statements about Hemisphere and its consolidated subsidiaries that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These include, but are not limited to, Puerto Rico’s uncertain political climate, as well as delays in the disbursement of earmarked federal funds on the local economy and advertising market, the effects of Hurricane Maria and recent earthquakes in Puerto Rico on Hemisphere’s business and the advertising market in Puerto Rico as well as Hemisphere’s customers, employees, third-party vendors and suppliers, the effect on affiliate revenue that Hemisphere receives, short and long-term migration shifts in Puerto Rico, Hemisphere’s ability to timely and fully recover proceeds under our insurance policies, the effects of a contagious disease like the novel coronavirus on Hemisphere’s business and the advertising market, either nationally or in the local markets in which Hemisphere operates, Hemisphere’s ability to successfully integrate acquired assets and achieve anticipated synergies, statements relating to Hemisphere’s future financial and operating results (including growth and earnings), plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the headings “Risk Factors” and “Forward-Looking Statements” in Hemisphere’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.
About Hemisphere Media Group, Inc.
Hemisphere Media Group, Inc. (HMTV) is the only publicly traded pure-play U.S. media company targeting the high-growth U.S. Hispanic and Latin American markets with leading television and digital content platforms. Headquartered in Miami, Florida, Hemisphere owns and operates five leading U.S. Hispanic cable networks, two Latin American cable networks, the leading broadcast television network in Puerto Rico, and has ownership interests in a leading broadcast television network in Colombia, a Spanish-language content distribution company, and a Spanish-language OTT service in the U.S.
Contact:
Edelman Financial Communications for Hemisphere Media Group
Ashley Firlan
(917) 639-4951
Ashley.Firlan@edelman.com